Fees Summary	Nov. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,000,000,000
Previously Paid Amount	0
Total Fee Amount	1,381,000
Total Offset Amount	0
Net Fee	$ 1,381,000